Exhibit 10.4

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) NOR IS SUCH REGISTRATION CONTEMPLATED. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER UNLESS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO IT AND TO ITS COUNSEL TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE ACT, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

Warrant No.   FA-I

WARRANT TO PURCHASE COMMON STOCK OF

AMERICAN SANDS ENERGY CORP.

This is to certify that, for value received, Merriman Capital, Inc., 600 California Street, 9th Floor, San Francisco, Calif., 94108, or its successors and assigns (in each case, the “Holder”), is entitled to purchase, subject to the provisions of this warrant (the “Warrant”), from American Sands Energy Corp. (the “Company”), at any time during the period from the date hereof (the “Commencement Date”) until 5:00 p.m., Pacific time on November 7, 2018 (the “Expiration Date”), at which time this Warrant shall expire and become void, 17,857 shares (“Warrant Shares”) of the Company's Common Stock, no par value (the “Common Stock”) at a per share price equal to $0.35 (the “Exercise Price”). The number of shares of Common Stock to be received upon exercise of this Warrant shall be adjusted from time to time as set forth below. This Warrant also is subject to the following terms and conditions:

1. Exercise of Warrant; Cashless Exercise. This Warrant may be exercised in full at any lime from and after the date hereof and before the Expiration Date, but if such date is a holiday on which federal or state chartered banking institutions located in the State of Utah are authorized to close, then on the next succeeding day which shall not be such a holiday. Exercise shall be by presentation and surrender to the Company at its principal office. or at the office of any transfer agent designated by the Company, of (i) this Warrant, (ii) the attached exercise form properly executed, and (iii) a check for the Exercise Price for the number of Warrant Shares specified in the exercise form. Notwithstanding any provisions herein to the contrary, if the Market Price Per Share (as defined below) is greater than the Exercise Price (as adjusted to the last trading day prior to the exercise date), in lieu of exercising this Warrant for cash. The Holder may elect to receive full shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with a written notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y (A-B)

A

Where: X - the number of shares of Common Stock to be issued to the Holder

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Y - the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled

A the Market Price Per Share (as defined below)

B = Exercise Price (as adjusted to the last trading day prior to the exercise date)

If this Warrant is exercised in part only, the Company or its transfer agent shall, upon surrender of the Warrant, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the remaining number of Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant in proper form for exercise, accompanied by payment as aforesaid, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

2. Reservation of Shares. The Company shall, at all times until the expiration of this Warrant, reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares which shall be required for issuance and delivery upon exercise of this Warrant. The Company covenants that the shares of Common Stock issuable on exercise of the Warrant shall be duly and validly issued and fully paid and non-assessable and free of liens, charges and all taxes with respect to the issue thereof.

3. Fractional Interests. The Company shall not issue any fractional shares or scrip representing fractional shares upon the exercise or exchange of this Warrant. With respect to any fraction of a share resulting from the exercise or exchange hereof, the Company the exercise price and the number of shares shall be reduced to the nearest whole share to be delivered upon exercise.

4. No Rights as Stockholder. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company, either at law or in equity. The rights of the Holder are limited to those expressed in this Warrant.

5. Right To Include (“Piggy-Back”) Registrable Securities. Provided that the Common Stock underlying the Warrants have not been registered, if at any time after the date hereof the Company proposes to register any of its securities under the 1933 Act (other than by a registration in connection with an acquisition in a manner which would not permit registration of the securities for sale to the public, or a registration on Form S-8, or any successor form thereto, or a registration on Form S-4, or any successor form thereto) then the Company will at such time give prompt written notice to the Holder of its intention to do so. Upon the written request or request via electronic mail of the Holder. made within ten (I 0) days after the receipt of such notice, choosing to include any of the Common Stock underlying the Warrants, the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the 1933 Act of the Common Stock underlying the Warrants. If at any time post Closing, the Company closes on any other financing that grants to such investors “demand” registration rights, the Holder shall be entitled to the same '”demand” rights granted to such investors.

6. Adjustments.

6.1 Subdivision or Combination of Shares. If the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of Warrant Shares shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all of the Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

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6.2 Dividends in Common Stock or Securities Convertible into Common Stock. If the Company declares a dividend or distribution on Common Stock payable in Common Stock or securities convertible into Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend or distribution, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate amount so payable immediately before such record date.

6.3 Distributions of Other Securities or Property.

(a) Other Securities. If the Company distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any of its securities (other than Common Stock or securities convertible into Common Stock) or any evidence of indebtedness, then in each case, the number of Warrant Shares thereafter purchasable upon exercise of this Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable by a fraction, of which the numerator shall be the then Market Price Per Share of Common Stock (as determined pursuant to Section 3) on the record date mentioned below in this Section 5.3(a), and of which the denominator shall be the then Market Price Per Share of Common Stock on such record date, less the then fair value (as determined pursuant to Section 3) of the portion of the shares of the Company's capital stock or evidences of indebtedness distributable with respect to each share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively as of the record date for the determination of stockholders entitled to receive such distribution.

(b) Property. If the Company distributes to the holders of its Common Stock, other than as a part of its dissolution or liquidation or the winding up of its affairs, any of its assets (including cash), the Exercise Price per Warrant Share shall be reduced, without any further action by the parties hereto, by the Per Share Value (as hereinafter defined) of the dividend or distribution. For the purposes of this Section 5.3(b), the “Per Share Value” of any dividend or distribution other than cash shall be equal to the fair market value of such non-cash distribution on each share of Common Stock as determined in good faith by the Board of Directors of the Company; for dividends or distributions of cash, the Per Share Value thereof shall be the cash distributed per share of Common Stock.

6.4 Merger, Sale of Assets. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 5. The foregoing provisions of this Section 5.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

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consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 5. The foregoing provisions of this Section 5.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

6.5 Reclassification. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, shall change any of the securities as to which purchase rights under this Warrant exist, by reclassification of securities or otherwise, into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 5.

6.6 Liquidation, etc. If the Company shall, at any time before the expiration of tills Warrant, dissolve, liquidate or wind up its affairs, or otherwise declare a dividend, or make a distribution to the holders of its Common Stock generally, whether in cash, property or assets of any kind, including any dividend payable in stock or securities of any other issuer owned by the Company (excluding regularly payable cash dividends declared from time to time by the Company’s Board of Directors or any dividend or distribution referred to in Section 5.2 or Section 5.3), the Exercise Price shall be reduced, without any further action by the parties hereto, by the Per Share Value (as hereinafter defined) of the dividend. For purposes of this Section 5.6, the “Per Share Value” of a cash dividend or other distribution shall be the dollar amount of the distribution on each share of Common Stock and the “Per Share Value” of any dividend or distribution other than cash shall be equal to the fair market value of such non-cash distribution on each share of Common Stock as determined in good faith by the Board of Directors of the Company.

6.7 Adjustment of Exercise Price. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted, the Exercise Price with respect to the Warrant Shares shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

6.8 Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant or the Exercise Price of the Warrant Shares is adjusted as provided herein, the Company shall mail to the Holder a notice of such adjustment or adjustments, prepared and signed by the President or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of the Warrant and the Exercise Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made.

7. Transfer or Loss of Warrant.

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7.1 Transfer. This Warrant may be transferred, exercised, exchanged or assigned (“Transfer” or “Transferred”), in whole or in part, subject to the provisions of this Section 6.1. The Holder shall have the right to Transfer all or a part of this Warrant and all or part of the Warrant Shares. The Company shall register on its books any Transfer of the Warrant, upon surrender of same to the Company with a written instrument of Transfer duly executed by the registered Holder or by a duly authorized attorney. Upon any such registration of a Transfer, new Warrant(s) shall be issued to the transferee(s) and the surrendered Warrant shall be cancelled by the Company. A Warrant may also be exchanged, at the option of the Holder, for one or more new Warrants representing the aggregate number of Warrant Shares evidenced by the Warrant surrendered. This Warrant and the Warrant Shares or any other securities (“Other Securities”) received upon exercise of this Warrant or the conversion of the Warrant Shares shall be subject to restrictions on transferability imposed by the Act, unless registered under the Act, or unless an exemption from registration is available. Until this Warrant and the Warrant Shares are so registered, this Warrant and any certificate for Warrant Shares issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, stating that this Warrant or the Warrant Shares may not be Transferred unless, in the opinion of counsel satisfactory to the Company, which may be counsel to the Company, that the Warrant or the Warrant Shares may be Transferred without such registration. This Warrant and the Warrant Shares may also be subject to restrictions on transferability under applicable state securities or blue sky laws.

7.2 Compliance with Laws. Until this Warrant or the Warrant Shares are registered under the Act, the Company may require, as a condition of Transfer of this Warrant or the Warrant Shares that the transferee (who may be the Holder in the case of an exchange) represent that the securities being Transferred are being acquired for investment purposes and for the transferee's own account and not with a view to or for sale in connection with any distribution of the security. The Company may also require that the transferee provide written information adequate to establish that the transferee is an “accredited investor” within the meaning of Regulation D issued under the Act, or otherwise meets all qualifications necessary to comply with exemptions to the Act, all as determined by counsel to the Company.

7.3 Loss of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonable satisfactory indemnification, or, in the case of mutilation, upon surrender of this Warrant, the Company will execute and deliver, or instruct its transfer agent to execute and deliver, a new Warrant of like tenor and date, any such lost, stolen or destroyed Warrant thereupon shall become void.

8. No Impairment. The Company will not, by amendment of its Articles of incorporation or otherwise, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times, in good faith, take all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

9. Restrictive Legend. Unless and until otherwise permitted by this Section 10, each certificate for Warrants issued under this Agreement, each certificate for any Warrants issued to any transferee of any such certificate, each certificate for any Warrant Shares issued upon exercise of any Warrant and each certificate for any Warrant Shares issued to any transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") NOR IS SUCH REGISTRATION CONTEMPLATED. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER UNLESS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO IT AND TO ITS COUNSEL TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE ACT, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.”

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10. Holder's Representations Regarding the Warrant. With regard to the Warrant Shares that may be issued to the Holder upon exercise of the Warrant, Holder represents and warrants to the Company that:

10.1 Holder has had the opportunity to be represented by such legal and tax counsel and others, each of whom has been personally selected by Holder, as Holder has found important or necessary to consult concerning this transaction , and any representation has included an examination of applicable documents, and analysis of all tax, financial, corporate law and securities law aspects. Holder, her counsel and advisors, and such other persons with whom Holder has found it important or necessary to consult, has sufficient knowledge and experience in business and financial matters to evaluate the above information, and the merits and risks of the terms and conditions of the Warrant, and to make an informed investment decision with respect thereto.

10.2 The Company has made available to Holder, and to Holder's counsel and advisors, prior to the date hereof:

(i) the opportunity to ask questions of, and to receive answers from, the Company, its representatives, concerning the terms and conditions of the Warrant; and

(ii) access to obtaining information, documents, financial statements, records and books (A) relative to the Company, the business and investment in the Company, and (B) necessary to verify the accuracy of any information furnished to the Holder. All materials and information requested by Holder, and Holder's counsel and advisors, or others representing Holder, have been made available and examined.

10.3 Holder is acquiring the Warrant for her own account and not as a fiduciary or any other person and for investment purposes only and not with a view for the transfer, assignment, resale, or distribution thereof, in whole or in part. Holder understands the meaning and legal consequences of the foregoing representations and warranties.

J 0.4 Holder qualifies as an "Accredited Investor," as defined in Rule 50 I of Regulation D under the Act.

11. Notices. All notices and other communications provided for in this Warrant shall be in writing and delivered, telecopied or mailed, first class postage prepaid, addressed:

(i) if to the Company:

American Sands Energy Corp.

4760 S. Highland Dr., Suite 341

Salt Lake City, UT 84117

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(ii) if to holder, at the address set forth herein or as may be designated by notice to the Company; and

(iii) if to any subsequent holder of the Warrant or Warrant Shares, to the address as may be hereafter specified by notice to the Company.

Any such notice or communication shall be deemed to have been duly given when delivered, telecopied or mailed as aforesaid.

12. Counterparts. This Warrant may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

13. Governing Law. THIS WARRANT AND (UNLESS OTHERWISE PROVIDED) ALL AMENDMENTS, SUPPLEMENTS, WAIVERS AND CONSENTS RELATING HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

IN WITNESS WHEREOF, this Warrant is executed as of November 7, 2013.

AMERICAN SANDS ENERGY CORP.
A Delaware corporation

By: /s/ Daniel F. Carlson
Name: Daniel F. Carlson
Title: Chief Financial Officer

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